EXHIBIT 99.2

© 2026 Garrett Motion Inc.

Forward-Looking Statements

This presentation, as well as statements incorporated by reference herein and related comments by our management, contain forward-looking statements within the meaning of the U.S. federal securities laws. All statements other than statements of historical fact, including, without limitation, statements regarding our future results of operations and financial position, expectations regarding the growth of the turbocharger and electric vehicle markets and other industry trends, the sufficiency of our cash and cash equivalents, anticipated sources and uses of cash, anticipated investments in our business, our business strategy, pending litigation, anticipated interest expense, and the plans and objectives of management for future operations and capital expenditures, are forward-looking statements. In many cases, you can identify forward-looking statements by terms such as "aim," "anticipate," "appears," "approximately," "believe," "continue," "could," "designed," "effect," "estimate," "evaluate," "expect," "forecast," "goal," "initiative," "intend," "may," "objective," "outlook," "plan," "potential," "priorities," "project," "pursue," "seek," "should," "target," "when," "will," "would," or the negative of these terms or other similar expressions. In making these forward-looking statements, we rely on our current expectations and projections about possible future events and financial trends that we believe may affect our business, financial condition and results of operations. We believe these judgments are reasonable, but these statements are not guarantees of any future events or financial results, and our actual results may differ materially due to a variety of important factors, many of which are beyond our control. These factors include, among other things, risks related to the evolving automotive industry generally; our strategy and growth prospects; macroeconomic and geopolitical uncertainty; recruitment, development, and retention of qualified personnel; our supply chain; economic, political, regulatory, foreign exchange and other risks of our international operations; protection of our intellectual property rights; warranty claims, product recalls, field actions or product liability actions; environmental matters and liabilities; information technology and data privacy, including cybersecurity and other security concerns; and our capital structure. For a further discussion of these and other risks, refer to Part I, Item 1A. "Risk Factors" of our Annual Report on Form 10-K (the "Form 10-K") and subsequent documents that we file with the U.S. Securities and Exchange Commission ("SEC") from time-to-time. You should read the Form 10-K and the documents that we reference therein completely and with the understanding that our actual future results may be materially different from those envisioned by these forward-looking statements. We qualify all of our forward-looking statements by this cautionary language. These forward-looking statements speak only as of the date of this document. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. In particular, certain forward-looking statements included in this presentation include, without limitation, financial projections, budgets, forecasts, and other estimates with respect to the anticipated performance of Garrett, including future sales and growth projections (collectively, the "Projections"). The Projections include statements regarding the intent, belief, or current expectations of Garrett and members of its management team, as well as the assumptions on which such statements are based. While presented with numeric specificity, the Projections have been prepared in good faith based upon assumptions that we believe to be reasonable as of the date of this presentation, it being understood that (i) the Projections are as to future events and are not to be viewed as facts, (ii) the Projections are subject to significant uncertainties and contingencies, many of which are beyond our control, and (iii) no assurance can be given that any particular Projections will be realized and that actual results during the period or periods covered by any such Projections may differ significantly from the projected results and such differences may be material. The Projections reflect both assumptions as to certain business decisions that are subject to change and, in many respects, subjective judgment, and thus are susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. In addition, the Projections were not prepared in accordance with generally accepted accounting principles in the United States ("GAAP") or any other applicable accounting principles. Further, since certain of the Projections cover multiple years, such information by its nature becomes more speculative with each successive year. Each viewer of this presentation should carry out its own due diligence in connection with the assumptions contained herein.

Non-GAAP Financial Measures

This presentation includes the following Non-GAAP financial measures which are not calculated in accordance with GAAP: EBIT, Adjusted EBIT, Adjusted EBIT margin, Adjusted EBITDA, Adjusted EBITDA margin, Net Leverage Ratio, Adjusted free cash flow, Adjusted free cash flow conversion, Adjusted free cash flow yield, Consolidated EBITDA, Enterprise value to Adjusted EBIT, and Enterprise value to Adjusted EBITDA. The Non-GAAP financial measures provided herein are adjusted for certain items as presented in the Appendix and may not be directly comparable to similar measures used by other companies in our industry, as other companies may define such measures differently. Management believes that, when considered together with reported amounts, these measures are useful to investors and management in understanding our ongoing operations and analysis of ongoing operating trends. Garrett believes that the Non-GAAP measures presented herein are important indicators of operating performance because they exclude the effects of certain items, therefore making them more closely reflect our operational performance. These metrics should be considered in addition to, and not as replacements for, the most comparable GAAP measure. For additional information with respect to our Non-GAAP financial measures, see the Appendix to this presentation and our Form 10-K. Certain guidance and projections provided herein are presented on a non-GAAP basis. Garrett does not provide reconciliations of such forward-looking non-GAAP measures to GAAP measures due to the inability to predict the amount and timing of impacts outside of our control on certain items, such as non-cash gains or losses resulting from mark-to-market adjustments of derivative instruments, among others, which could be material. Reconciling such items would require unreasonable effort.

Industry Information

Market data and industry information used throughout this presentation are based on management's knowledge of the industry and the good faith estimates of management. Management also relied, to the extent available, upon management's review of independent industry surveys, publications, public documents of our competitors, and other publicly available information prepared by a number of third-party sources. All of the market data and industry and competitor information used in this presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management's estimates and beliefs, is inherently uncertain and imprecise. No representations or warranties are made by Garrett or any of its affiliates as to the accuracy of any such statements or projections. Projections, assumptions, and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties.

Past Performance

Past performance is not a reliable indicator of future results and should not be relied upon for any reason.

© 2026 Garrett Motion Inc.
2

Garrett
ADVANCING MOTION

Today's presenters



Olivier Rabiller
President & Chief Executive Officer
30 Years of Industry Experience
24 Years at Garrett / Honeywell



Sean Deason
SVP & Chief Financial Officer
27 Years of Industry Experience
5 Years at Garrett



Craig Balis
SVP & Chief Technology Officer
27 Years of Industry Experience
36 Years at Garrett / Honeywell



Nils Martens
SVP Strategy & Advanced Technologies
14 Years of Industry Experience
3 Years at Garrett



Mark Rodrigues
SVP Turbo Technologies
29 Years of Industry Experience
22 Years at Garrett / Honeywell



Eric Fraysse
SVP Aftermarket, Brazil, India
33 Years of Industry Experience
17 Years at Garrett / Honeywell



Cyril Grandjean
VP Investor Relations & Treasurer
16 Years of Industry Experience
8 Years at Garrett / Honeywell

© 2026 Garrett Motion Inc.
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© 2026 Garrett Motion Inc. Garrett: differentiated, superior performance ahead PRESENTER TOPIC TIMING START Breakfast 30 min 8: 30 am Cyril Grandjean Welcome to Garrett 90 min 9:00 am Olivier Rabiller Overview and road ahead Craig Balis Technology differentiation Nils Martens Zero Emission Technologies in mobility Nils Martens Industrial opportunity Mark Rodrigues Turbo leadership Eric Fraysse Aftermarket growth Break 15 min 1 0 : 3 0 am Sean Deason The Way Garrett delivers 45 min 10:45 am Olivier Rabiller Closing r emarks and Q&A Management Team Booth visits, Buffet lunch 2 hours 1 1:30 a m 4

© 2026 Garrett Motion Inc. Olivier Rabiller Overview and road ahead

© 2026 Garrett Motion Inc. Garrett Mission © 2026 Garrett Motion Inc.

High performance leader & innovation powerhouse

Key 2025 figures

#1
Global turbo player[1]

14.2%
Adjusted EBIT margin[4]

>50%
Win rate[2] of turbo business

2.0%
CAPEX % of sales

~8,700
Employees[3]

79%
Adjusted Free Cash Flow conversion[4]

13
Manufacturing plants

1.92x
Net leverage ratio[4]

2025 sales breakdown

By end-use



Aftermarket
14%
Industrial 4%
Commercial Vehicles (CV)
11%
Light Commercial Vehicles (LCV)
17%
46%
Passenger Vehicles (PV)
54%

By geography



Other 3%
North America
19%
Asia
29%
Europe
49%

Technology offerings

Emission Reduction

Commercial Vehicle and Industrial



Garrett MEG
Double Axle VNT
Wastegate

Light Vehicle Diesel, Gas & Hybrid



Wastegate
Variable Nozzle Turbine (VNT)
Two Stage
E-Turbo
E-Compressor

Zero Emission



E-Powertrain
E-Cooling Compressor
Industrial Air Compressor
Fuel Cell Compressor

Differentiated Technology
Superior Customer Experience

Garrett ADVANCING MOTION

Best-in-class Financial Performance
Optimized and Integrated Supply Chain

1 Turbo ranking based on 2025 results, as per management estimates
2 Reflects Garrett win rate on total turbo industry opportunities as of 12/31/2025
3 Includes approximately 6,300 permanent employees, 400 temporary employees and approximately 2,000 contract workers globally as of 12/31/2025
4 See appendix for reconciliations of Non-GAAP measures

© 2026 Garrett Motion Inc.

7
Garrett ADVANCING MOTION

Accelerating a diversified, long-term growth portfolio

1 Propelling growth
>5% CAGR expected over next 10 years

2 Powering a differentiated technology portfolio
~$1B sales beyond turbo expected by 2030 and ~$2.5B by 2035

3 Ramping up in Zero Emission Tech for mobility
Full portfolio anticipated to be launched by 2027

4 Expanding further into Industrial compression
Energy infrastructure, HVAC & air compression

5 Leading a resilient turbo industry[1]
Turbo sales expected to be greater in 2035 than in 2025

6 Consistently delivering
Best-in-class performance and continuous transformation

1 Turbo ranking based on 2025 results, as per management estimates

© 2026 Garrett Motion Inc.
8

Garrett
ADVANCING MOTION

© 2026 Garrett Motion Inc. • ~ $1 B expected from Zero Emission Technologies by 2030, ~ $2.5 B by 2035 • New product launches accelerating from 2027 • Turbo sales expected to be higher for next 10 years , from hybrids, CV, and Industrial ; expecting double digit growth from gensets • >50% of sales expected from LCV / CV / Industrial / Aftermarket by 2030 Garrett sales by technology Garrett sales by end - use $ Billions $ Billions 1 / Propelling diversified growth , planned ~$5B by 2030 2025 2030 E 2035 E Passenger Vehicles LCV Industrial Aftermarket 3.6 B ~ 5 B >6 B Forecast from 2023 Investor Day Forecast from 2023 Investor Day (implied) 2025 2030 E 2035 E Turbo CV & Industrial, AM Turbo LV Zero Emission Technologies 3.6B ~ 5 B >6 B >5% >50% >5% 9 CAGR CAGR

© 2026 Garrett Motion Inc. >1,300 Engineers ~1,350 Patents and patents pending Global R&D centers 6 • Develop ed unique capabilities in five differentiated technology pillars • Continue to innovate in turbo, both expanding and deepening portfolio • Leveraging technology modularity to quickly expand zero emission offering 2 / Powering a differentiated technology portfolio 10 © 2026 Garrett Motion Inc. © 2026 Garrett Motion Inc.

3 / Ramping up in Zero Emission Technologies for mobility

>60%

of 2030 ZET sales expected to come from light commercial vehicles (LCV), commercial vehicles (CV) & industrial

6+

Launches by 2027

~$60B

Estimated addressable industry[1] by 2035









Garrett technologies	E-Powertrain PV	E-Powertrain CV	E-Cooling Compressor	Fuel Cell Compressor
High-speed turbo-compressors	●	●	●	●
Oil-free foil bearings			●	●
High-speed electric motors	●	●	●	●
High-speed power electronics	●	●	●	●
Advanced control software	●	●	●	●

- Focus on applications where customers value technology differentiation
- Full portfolio anticipated to be in production by 2027 following multiple awards

1 Addressable automotive industry (revenue pool of components provided to OEMs within Garrett's product families, excluding in house and focused on use cases where high-speed solutions matter), management estimates

© 2026 Garrett Motion Inc.

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Garrett
ADVANCING MOTION

© 2026 Garrett Motion Inc. >$500M Targeted 2030 Industrial sales > 2 0 % Industrial sales CAGR expected over the next decade Estimated addressable industry 1 by 2035 ~$9B • Developing in the Industrial space with automotive scale and quality • Industrial turbo growth expected to be >2x to 2030, driven by power generation • Delivering superior energy efficiency 4 / Expanding further in HVAC & Industrial compression 1 Addressable non - automotive industry (revenue pool of components provided to OEMs within Garrett’s product families, excluding in house and focused on use cases where high - speed solutions matter), management estimates 12

5 / Garrett Turbo sales expected to be higher in 2035 than today

#1

Global turbo player[1]

>50%

Turbo average new business win rate[2] since 2018

>50%

of 2030 Turbo sales from LCV / CV / Industrial / Aftermarket

Turbo technology **evolution**



Wastegate



Variable Nozzle Turbine (VNT)



Double Axle VNT



Large Free-Float

Turbo portfolio **expansion**



E-Compressor



E-Turbo



Garrett MEG

- Industry expected to be stronger for longer: >45M turbocharged engines[3] to be made in 2030
- More hybrids equal more turbos, and more advanced turbo technology
- Garrett's broadest portfolio, fulfilling need for higher technology content

1 Turbo ranking based on 2025 results, as per management estimates

2 Reflects Garrett win rate on total turbo industry opportunities as of 12/31/2025

3 S&P Mobility 04/2026 for Light Vehicles and KGP 01/2026 for CV (including On-highway and Non-road), management estimates for Industrial

© 2026 Garrett Motion Inc.

13

Garrett
ADVANCING MOTION

© 2026 Garrett Motion Inc. 6 / Consistently delivering through best - in - class performance • Maintaining Adjusted EBIT 1 and Adjusted EBIT margin 1 over cycles • Portfolio expansion with comparable or accretive margins to current portfolio • Expecting >$2B of cumulative Adj. Free Cash Flow 1 (FCF) over next 5 years Delivering best in class performance across cycles Adj. EBIT 1 and margin 1 $ Millions $475 $531 $485 $510 $560 2022 2023 2024 2025 2026E 14.0% 13.2% 13.7% 14.0% 14.2% 14.9% 1 See appendix for reconciliations of Non - GAAP measures <5% RD&E % of sales <3% CAPEX % of sales Adjusted FCF conversion 1 ~75% Net Leverage <2x Adj. FCF 1 USD millions $313 $422 $358 $403 $415 14

© 2026 Garrett Motion Inc. • Driving major transformation since spin - off • Growth in gasoline offset diesel decline • Led the shift to gas VNT • Broadened capabilities and portfolio towards electrification 6 / Transforming relentlessly Sales mix 1 Product content 2 Capabilities 3 1 Based on total sales 2 Based on LV gasoline sales 3 Based on Engineering Full Time Equivalents 2018 25% Diesel CV & Industrial Aftermarket Other Gasoline 3% Gas VNT 9% Mechanical Electrical 2025 45% Diesel CV & Industrial Aftermarket Other Gasoline 39% Mechanical Electrical 28% Gas VNT 15

© 2026 Garrett Motion Inc. Expanding portfolio across multiple industries & applications E - Powertrain E - Cooling Compressor Air & Fuel Cell Compressor Turbo Industrial Commercial Vehicles Passenger Vehicles 16

© 2026 Garrett Motion Inc. Craig Balis Technology differentiation

© 2026 Garrett Motion Inc. • Mastering jet engine tech in high - speed turbo, 70 years of leadership • Pushing technology boundaries and engineering efficiency with advanced tools • Developing unique capabilities in differentiated technology pillars A differentiated technology powerhouse, accelerating 18 >1,300 Engineers ~1,350 Patents and patents pending Global R&D centers 6 High - speed turbo - compressors Oil - free foil bearings Advanced control software High - speed electric motors High - speed power electronics 1962 turbo on gas passenger car SOP 2002 1 st E - Turbo patent 2016 1 st centrifugal fuel cell compressor 2020 turbo control software 2027 1 st MEG Industrial turbo 202 7 1 st Industrial air compressor 2026 1 st hybrid power split controls 2024 Gen3 fuel cell compressor 1955 1 st Garrett turbo, CV 2008 1 st turbo on gas hybrid car 2017 1 st high - volume gas VNT 2022 1 st E - Turbo in high - volume 2025 1 st high - power E - Compressor 2027 1 st high - speed E - Powertrain 2027 1 st Industrial E - Cooling compressor 1995 1 st passenger car VNT 6 decades of innovation Accelerated portfolio expansion

Aerospace technology at automotive scale

Mastering jet engine technology

Aerodynamics 

2x the speed of sound
Compressor wheel tip speed more than 1300mph

Rotordynamics 

20x faster than a F1 engine
Shafts and bearings spinning up to 300,000 RPM

Bearings 

7x thinner than human hair
Operating clearances less than 4/10,000th of an inch

Balancing 

Half of mobile phone vibration of ~1g
Balanced with less than 0.5g vibration at 300,000 RPM

Materials 

Glass melts above 1200° F
Turbines operating at more than 1900° F


Air compressed up to 6x into the engine
Outside air
Exhaust
Up to 1900F engine exhaust in

© 2026 Garrett Motion Inc. 19

Pushing technology boundaries

Example of advanced simulation and AI tools

High fidelity simulation of compressor aerodynamics



Combined inverter thermal and fluid flow simulation



Agentic design of gas passage



High fidelity simulation | **Multi-physics simulation** | **Knowledge management** | **Agentic design** | **Generative design**

DEPLOYED → DEVELOPING

System Modeling | **Materials modeling** | **Machine learning optimization** | **Multi-physics optimization** | **Auto-coding & test**



System model of compressor, fuel cell, motor, and truck



Material grain structure modeling for cast turbine wheel



Neural net compressor blade parametric design space optimization path

Leading

performance and technology

- New designs & optimized performance
- Robust product durability
- New proprietary materials

2x-10x

reduction in development cycle time

- Virtual prototypes in days vs. months
- Designs in hours vs. days

20-50%

less RD&E spend to develop a new product

- Less engineering manhours/design
- Reduced prototype testing costs

Garrett ADVANCING MOTION 20

© 2026 Garrett Motion Inc.

Leading innovation in turbo

High-speed turbo-compressor technology leader

- aerodynamics
- rotordynamics
- bearings
- balancing
- materials

+

Pushing the limits with advanced tools

- system models
- simulation
- multi-physics
- AI tools
- material science

×

Multiplier power of unmatched portfolio breadth

- play in all key applications
- leader in Wastegate and VNT
- widest range of engine coverage
- supporting all fuel types

~5,000
compressor and turbine wheel designs

~100
shaft and bearing sizes and designs

~100
wastegate and VNT kinematic systems

~500
material specifications



Garrett MEG

- Superior performance vs. competitors
- 12 months from start to first customer test
- First OEM win with 12 others engaged

Unique ability to scale and extend at industry-leading performance in record time

Garrett
ADVANCING MOTION
21

© 2026 Garrett Motion Inc.

Powering new products with differentiated technologies

		Why it is difficult to master	Why Garrett leads
	**High-speed turbo-compressors**	300,000 RPM, 1900F, 1/10,000th inch precision, ~60,000/day production volume	Industry leader with 70-year **track record of innovation and widest portfolio**
	**Oil-free foil bearings**	High speed shaft running on gas film cushion 1/4000th inch thick	First to **re-engineer aerospace tech at scale**, with a **decade of proven success** in the field
	**High-speed electric motors**	200,000 RPM, 10 times faster than any other motor on a car	**First in automotive production** with 10 years experience, **fully engineered in-house**
	**High-speed power electronics**	30,000/second switching, compact size, advanced Electromagnetic Compatibility (EMC), harsh environment	**Garrett first integrated inverter** in harsh E-Turbo environment, used **across portfolio**
	Advanced control software	Algorithms for precise sensor-less control at 1/10,000th of a second	**>70 patents** in Industrial MPC[1], **in production** on e-motors, engine-turbo, hybrid controls

1 Model Predictive Control

© 2026 Garrett Motion Inc.
22

Garrett ADVANCING MOTION

© 2026 Garrett Motion Inc. Leveraging 5 technology pillars for rapid portfolio expansion 23 Oil - free foil bearings High - speed electric motors High - speed power electronics Advanced control software High - speed turbo - compressors E - Powertrain PV E - Powertrain CV E - Cooling Compressor Fuel Cell Compressor Vehicles E - Cooling Compressor Air Compressor Industrial Garrett technologies

Driving technology synergies across Industrial products



Automotive Fuel Cell Compressor
Industrial Air Compressor
Industrial E-Cooling Compressor
High-speed turbocompressors
Oil-free foil bearings
High-speed electric motors
High-speed power electronics
Advanced control software

© 2026 Garrett Motion Inc.

24

Bridging into Industrial



Turbo & E-Turbo
- **Turbo-compressor** — aerodynamics, rotordynamics, balancing, materials
- **Software platform** — for advanced controls



Fuel Cell Compressor
- **Foil bearing** — design and manufacturing
- **Proven success** — a decade in the field



E-Powertrain
- **Motor platform** — for high continuous power
- **Inverter platform** — modular power scale-up

VEHICLE MODELS



System expertise
- **HVAC system models**



Industrial E-cooling compressor

Built-up using unique portfolio and proven capabilities



IRC68
up to 350 tons cooling

IRC22
up to 30 tons cooling

Garrett ADVANCING MOTION 25

© 2026 Garrett Motion Inc.

© 2026 Garrett Motion Inc. a © 2026 Garrett Motion Inc. Transforming RD&E at scale 2016 2019 2022 2025 Engineers working on electrical products ~60 ~500 ~50% Internal re - skilling ~50% External hiring Built best - in - class capabilities through disciplined growth Funding Turbo and New Products while keeping RD&E <5% of Sales RD&E spend by product ~95% Turbo ~50% Turbo ~50% New Products 2016 202 5 <5% of sales <5% of sales • Turbo & Internal Combustion Engine (ICE) engine maturity Fueled by Fewer, larger turbo programs with lower RD&E spend per unit volume • Re - using technology pillars across products • Accelerated AI and simulation roadmap reduction of turbo RD&E cost ($) versus turbo sales ($) over last 7 years ~40% reduction in development cycle time 2x - 10x less RD&E spend to develop a new product 20 - 50% 26

© 2026 Garrett Motion Inc. Nils Martens Zero Emission Technologies for mobility

© 2026 Garrett Motion Inc. Expanding portfolio across multiple industries & applications E - Powertrain E - Cooling Compressor Air & Fuel Cell Compressor Turbo Industrial Commercial Vehicles Passenger Vehicles 28

© 2026 Garrett Motion Inc. Expanding portfolio across multiple industries & applications E - Powertrain E - Cooling Compressor Air & Fuel Cell Compressor Turbo Industrial Commercial Vehicles Passenger Vehicles 29

© 2026 Garrett Motion Inc. Zero Emission Technologies for mobility, all products in production by 2027 30 6+ Anticipated launches by 2027 > 6 0% of expected launches in LCV and CV up to 2030 Estimated a ddressable industry 1 by 2035 ~$ 60 B • Focus where customers value technology differentiation • Full portfolio anticipated to be in production by 2027, following awards • Further growth acceleration: targeting >$2B sales by 2035 1 Addressable automotive industry (revenue pool of components provided to OEMs within Garrett’s product families, excluding in house and focused on use cases where high - speed solutions matter), management estimates

© 2026 Garrett Motion Inc. Zero emission portfolio expanding across a wide range of end uses 31 PVs High performance LCVs Trucks Non - road Buses E - Powertrain PV Fuel Cell Compressor E - P owertrain CV Mobility Cooling Compressor

Differentiated high-speed E-Powertrain: lighter, more powerful

The Garrett advantage

-30% space & weight

-30% material including rare earths, sustainability & cost benefits

Better performance

Real life PV example in Europe

+23% power in **43% less space**

Garrett



150 kW / 49 KG

Original Equipment Manufacturer (OEM)



115 kW / 85 KG

Significant progress and building momentum

— In October 2023 —

15+ customers engaged
2 pre-development contracts
2 A-samples tested
PV & LCV focus

— Now —

20+ customers engaged
2 production awards
5 OEMs testing B-samples
CV E-Beam added to PV & LCV

2
targeted launches by 2027

~$50B
estimated addressable industry[1] by 2035


Garrett

1 Addressable automotive industry (revenue pool of components provided to OEMs within Garrett's product families, excluding in house and focused on use cases where high-speed solutions matter), management estimates

Garrett ADVANCING MOTION 32

© 2026 Garrett Motion Inc.

Well suited for Commercial Vehicles

The higher the power, the bigger the benefits with the Garrett solution

Real life example in China

Benefits	GTX vs. OEMs
Peak torque [kNm]	up to +11%
Peak power [kW]	up to +50%
System weight [kg]	up to 100 kg less



Winning with HanDe


战略合作及项目定点签约仪式
Strategic Agreement & Project Nomination Signing Ceremony
Garrett
汉德车桥

Leading CV Axle supplier with >20% share in Asia; >30% in China and supply into Europe

Capacity **>1M** Axles p.a.[1], producing already **hundreds of eBeams per day**

SOP 2027

1 Public sources

Garrett ADVANCING MOTION 33

© 2026 Garrett Motion Inc.

Leading Fuel Cell air compressors (FCC) with the broadest portfolio

Hydrogen in mobility


HYDROGEN H2

Examples

- **China** scales 1M hydrogen vehicles by 2035 and >4M by 2040 – part of 5-year plan
- **Japan** focuses on hydrogen to reduce oil & gas dependency
- **Toyota joins Daimler and Volvo** in Cellcentric JV for Commercial Vehicle fuel cell systems

Garrett unmatched portfolio

with top performance, reliability, global coverage


FCC25
FCC15
FCC22
FCC32
40kW
400kW

10 years	8	~$0.5B
in production	customer awards	estimated addressable industry[1] by 2035

Source: Public sources

1 Addressable automotive industry (revenue pool of components provided to OEMs within Garrett's product families, excluding in house and focused on use cases where high-speed solutions matter), management estimates

© 2026 Garrett Motion Inc.

34

Garrett
ADVANCING MOTION

Expanding into next generation of mobility cooling 1 Addressable automotive industry (revenue pool of components provided to OEMs within Garrett’s product families, excluding in house and focused on use cases where high - speed solutions matter), management estimates 2 targeted launches by 2027 ~$ 10B estimated addressable industry 1 by 2035 — I n October 2023 — 20+ Customers engaged 3 Pre - development contracts Passenger car focus — Now (automotive focus only) — 2 5 + Customers engaged 1 2 P re - development contracts Commercial Vehi c le and Passenger Car focus 1 Customer award 2 OEMs testing B - samples Significant progress and building momentum The Garrett advantage Industry standard “Scroll” Garrett “Centrifugal” 2x cooling power - 50% weight reduction U p to 10% better efficiency - 10 dB noise reduction 35 © 2026 Garrett Motion Inc.

© 2026 Garrett Motion Inc. Well suited for Commercial Vehicles Higher cooling needs, bigger benefits with the Garrett solution © 2026 Garrett Motion Inc. Real life example in China Garr e tt vs. Scroll Benefits Up to 10% electricity saving at high ambient temperature Electricity cost saving 1 45 , 000 hours vs. 30 , 000 hours Zero degradation Longer lifetime & Less downtime >10dB quieter Better comfort Easier system integration Less space consuming Smaller package Winning with Cling First SOP 2027 Key HVAC supplier to global bus leader Yutong >10% global share >20% global share on electric >50k buses made per year 2 The Garrett advantage: Electric buses and Trucks example 1 Saving by faster battery charging with faster cabin cool down at hot weather 2 Public sources For comparison, annual Yutong bus production ~2x compared to Western leaders like Volvo, Daimler or Traton 36

© 2026 Garrett Motion Inc. Nils Martens Industrial opportunity

© 2026 Garrett Motion Inc. Expanding portfolio across multiple industries & applications E - Powertrain E - Cooling Compressor Air & Fuel Cell Compressor Turbo Industrial Commercial Vehicles Passenger Vehicles 38

Broadening a differentiated technology portfolio for Industrial

>$500M
Targeted 2030 Industrial sales

>20%
Industrial sales CAGR expected over the next decade

~$9B
Estimated addressable industry[1] by 2035



Power Genset



Rooftop Chiller application



Industrial Air Compressor

- Industrial sales >$100M in 2025 expected to grow to >$850M by 2035
- Turbo growth from power generation
- Entering adjacent industries with long-term macro growth
- Delivering superior energy efficiency beyond automotive

1 Addressable non-automotive industry (revenue pool of components provided to OEMs within Garrett's product families, excluding in house and focused on use cases where high-speed solutions matter), management estimates

Garrett
ADVANCING MOTION

© 2026 Garrett Motion Inc.
39

© 2026 Garrett Motion Inc. Delivering t echnology differentiation for industrial 40 Industrial Turbo

Fast growing demand for high performance Industrial turbos

Industry insights[1]

- World energy demand expected to increase +10-12% by 2030
- AI/Datacenter, power hungry, need primary and backup power
- More renewables requires peak-shaving, frequency stabilization
- Uninterrupted energy supply need for 100% uptime

Turbo role

- Enable higher engine power, faster response
- Better fuel efficiency – superior total cost of ownership (TCO)

Why Garrett



Data center with **50-100 Genset engines**, with **2-4 turbos** each

- Best in class performance and efficiency
- World class turbo matching and aerodynamics optimization
- Broadest portfolio from 7L to 300L+ engines (<1MW to >5MW), at scale, global
- Widest customer base, >15 customers served specifically on Genset

CAT, Perkins, WEICHAI, mtu, YANMAR, VOLVO, John Deere, HD Hyundai Infracore, rehlko ...

130+	>$100M	~$2B
active programs in 2025	2025 Industrial sales	estimated addressable industry[2] by 2035

1 Public sources

2 Addressable non-automotive industry (revenue pool of components provided to OEMs within Garrett's product families, excluding in house and focused on use cases where high-speed solutions matter), management estimates

© 2026 Garrett Motion Inc.

41

Garrett ADVANCING MOTION

© 2026 Garrett Motion Inc. Delivering t echnology differentiation for industrial 42 Industrial E - Cooling Compressor

Disrupting the HVAC industry with game-changing technology

Industry insights[1]

- **HVAC industry** with **~6%** CAGR expected
- Focus to **reduce** energy consumption
- Shift to **ultra-low GWP**[2] refrigerants – limitation for scroll technology
- **Data center energy** demand comparable to a city, up to **50%** used for **cooling**
- Grid connection can take years; **decentralization & efficiency are key**

E-Cooling Compressor role

- Core of HVAC system – **circulate refrigerant** to move heat
- Applicable to **different HVAC** systems (e.g. Chiller, RTU[2], CRAC[2])

Why Garrett



Up to 50% of data center energy used for cooling

- >10% energy savings – TCO[2] benefit and/or enabler for more computing power
- Oil-free foil bearing – maintenance and performance benefits without complexity
- Bringing Maturity and scale of automotive production
- Enable ultra-low GWP[2] refrigerants

20+	4+	~$5B
HVAC customers engaged	targeted launches by 2027	estimated addressable industry[3] by 2035

1 Public sources

2 Global Warming Potential (GWP), Total Cost of Ownership (TCO), Roof Top Units (RTU), Computer Room Air Conditioning (CRAC)

3 Addressable non-automotive industry (revenue pool of components provided to OEMs within Garrett's product families, excluding in house and focused on use cases where high-speed solutions matter), management estimates

© 2026 Garrett Motion Inc.

43

Garrett
ADVANCING MOTION

© 2026 Garrett Motion Inc. Covering a broad range of HVAC applications © 2026 Garrett Motion Inc. Winning with Trane SOP 2027 Strategic collaboration to roll - out Garrett’s technology across Trane’s commercial HVAC portfolio Rooftop Units (RTU) Comfort Cooling Chillers Large Chillers Battery Energy Storage System (BESS) Computer Room Air Conditioning (CRAC) Use Case Building comfort cooling and heating Building cooling Cooling of larger data centers Battery cooling during charge / discharge Decentralized in - room server cooling Cooling Capacity (RT) 3 - 125 10 - 3000 30 - 3000 1 - 35 3 - 50 Garrett Portfolio Fit SOP 202 7 SOP 202 8 SOP 202 8 SOP 202 7 SOP 202 7 Trane technologies and Garrett Motion Collaborate to Advance Ultra High Efficiency Commercial HVAC Solutions 44

Bringing superior centrifugal foil bearing technology into HVAC

Scroll compressor vs. Garrett centrifugal

Scroll



vs.

Garrett Centrifugal



Existing magnetic bearing vs. Garrett foil bearing

Magnetic Bearing



Mag. Bearing

+



Bearing Controller

vs.

Garrett Foil Bearing



Garrett's technology advantage

- **Higher** energy **efficiency** and **no degradation**
- **Oil free** – no maintenance, worry free
- **Ultra-low GWP** refrigerant compatible
- **Lower vibration & noise**

- **Higher** energy **efficiency**
- **No need** for complex and costly **bearing controller**
- **Easier & lower cost to integrate** in HVAC system
- **Faster startup**

© 2026 Garrett Motion Inc.

45
Garrett
ADVANCING MOTION

© 2026 Garrett Motion Inc. Delivering t echnology differentiation for industrial 46 Industrial Air Compressor

Pioneering oil-free centrifugal air compressors

Industry insights[1]

- Air quality is focus in production of food & beverage, pharma, semiconductor, and batteries etc.
- Customers request "oil-free by design" to avoid filtering air
- Energy efficiency crucial decision factor – compressed air drives plant operating costs

Air compressor role

- Provide pressurized high-quality, dry, contaminant-free air
- Multiple use cases in processing and packaging

Why Garrett



Example of "Air Knives" used in processing

- Up to 20% lower energy consumption[2]
- Maturity and scale of automotive production
- Oil-free means reduced maintenance, no contamination risk

~$2B
estimated addressable industry[3] by 2035

Winning with Ingersoll Rand



Collaboration agreement to apply Garrett's solution in Ingersoll Rand's air compressor portfolio

SOP in 2027

1 Public sources

2 Compared with industry standards

3 Addressable non-automotive industry (revenue pool of components provided to OEMs within Garrett's product families, excluding in house and focused on use cases where high-speed solutions matter), management estimates

Garrett
ADVANCING MOTION
47

© 2026 Garrett Motion Inc.

© 2026 Garrett Motion Inc. Mark Rodrigues Turbo leadership

© 2026 Garrett Motion Inc. Expanding portfolio across multiple industries & applications E - Powertrain E - Cooling Compressor Air & Fuel Cell Compressor Turbo Industrial Commercial Vehicles Passenger Vehicles 49

© 2026 Garrett Motion Inc. 2025 2030 E 2035 E $3. 6B >$4 B ~$4 B CAGR +4 % Garrett turbo sales expected to be higher in 2035 than in 2025 50 #1 Global turbo player 1 >50% Turbo average new business win rate 2 since 2018 of 2030 Turbo sales expected to be from LCV / CV / Industrial / Aftermarket >50% 1 Turbo ranking based on 2025 results, as per management estimates 2 Reflects Garrett average win rate on total turbo industry opportunities as of 12/31/2025 3 Management estimates Garrett turbo sales by end - use CV, Ind., AM PV, LCV Forecast from 2023 Investor Day 3 Passenger Vehicles Non - Road Industrial Aftermarket On - Highway 4 6% >50% >60% $ Billions

Resilient turbo industry: >9M more turbos in 2030 vs. 2023 forecast

LV turbo industry higher from macros

Light Vehicles Battery Electric Vehicles penetration "BEV pen" (%)[1]


41%[2]
Garrett Forecast from 09/2023
28%
New S&P Forecast from 04/2026
16%
2025
2030E

+6M turbos

Light Vehicles turbo penetration on Internal Combustion Engines "T-Pen" (%)[1]


57%
56%
New S&P Forecast from 04/2026
52%
S&P Forecast from 09/2023
2025
2030E

+3M turbos

>9M turbos

more vs. 2023 forecast

CV & Industrial turbo growth

Commercial Vehicles turbocharged engines (Million engines)[1]


New KGP Forecast from 01/2026
6.0M
6.1M
6.5M
6.8M
6.8M
6.9M
6.8M
Old KGP Forecast from 09/2023
2025
2026
2027
2028
2029
2030

+0.1M turbos

- Advanced hybrids expected to result in more turbos with higher technology content
- Increased ICE efficiency: VNT[3] sales expected 2x by 2030

- Industry at cyclical bottom point; stronger growth expected to 2030+
- CV turbo growth sustained by infrastructure
- Industrial turbo growth driven by energy security and back-up power

1 Source: S&P Mobility, September 2023 for LV; KGP July 2023 for CV (including On-highway and Non-road), S&P Mobility 04/2026 and KGP 01/2026, management estimates for industrial

2 BEV penetration internal forecast used for 2023 Investor Day

3 VNT = Variable Nozzle Turbine

© 2026 Garrett Motion Inc.

51

Garrett ADVANCING MOTION

Turbo portfolio expanding over a wide range of end uses



Pure ICE PV
Hybrid PV
High performance
LCV
Buses
Trucks
Non-road
Marine
Industrial
LV Turbo Gas Wastegate
LV Turbo Gas VNT
LV Turbo Diesel
Mostly in EU
E-Compressor
E-Turbo
Turbo CV
(mostly Diesel, but also Natural Gas, H2 ICE)
Large Turbo CV & Industrial
(Diesel, Natural Gas)

© 2026 Garrett Motion Inc.

52
Garrett
ADVANCING MOTION

Garrett offering the broadest turbo technology portfolio

← Main Turbo Competitors →

	Garrett	A	B	C	D	E	F	G
PV Wastegate	Portfolio strength	Portfolio strength	Portfolio strength	Portfolio strength	Portfolio strength	Limited capability	Limited/no coverage	Limited/no coverage
PV VNT[1]	Portfolio strength	Portfolio strength	Limited capability	Limited capability	Portfolio strength	Limited capability	Limited/no coverage	Limited/no coverage
E-Turbo	Portfolio strength	Portfolio strength	Limited capability	Limited/no coverage	Limited/no coverage	Limited/no coverage	Limited/no coverage	Limited/no coverage
E-Compressor	Portfolio strength	Portfolio strength	Limited/no coverage	Limited/no coverage	Limited/no coverage	Limited/no coverage	Limited/no coverage	Limited/no coverage
CV Wastegate	Portfolio strength	Portfolio strength	Portfolio strength	Portfolio strength	Limited capability	Limited/no coverage	Portfolio strength	Limited/no coverage
CV VNT[1]	Portfolio strength	Portfolio strength	Portfolio strength	Limited/no coverage	Limited/no coverage	Limited/no coverage	Portfolio strength	Limited/no coverage
Industrial	Portfolio strength	Limited/no coverage	Limited/no coverage	Limited capability	Limited/no coverage	Limited/no coverage	Limited capability	Portfolio strength

● Portfolio strength ● Limited capability ○ Limited/no coverage

Win case
Mercedes-Benz S Class



E-Compressor *"can now operate almost continuously for a longer period. It now boosts with up to 7.5 kW of electrical power (previously 5.0 kW), further improving throttle response"*

Mercedes-Benz press release February

Launch in 2026

1 VNT = Variable Nozzle Turbine

Garrett ADVANCING MOTION 53

© 2026 Garrett Motion Inc.

© 2026 Garrett Motion Inc. Streng th ening and expanding turbo portfolio © 2026 Garrett Motion Inc. Win case s 1 M anagement estimates based on OE business awarded to date Awarded business Broadening the scope • >50% new business win rate on average since 2018 • >80% of OEM sales contracted 3 years in advance Projected percentage of OEM sales already awarded 1 Broadest and growing portfolio for PV , LCV, CV, and Industrial Higher technology content in portfolio enabled by hybrid voltage N ew E xisting in 2023 Wastegate VNT E - Comp E - Turbo ICE & Hybrids Mainly hybrids (≥48V) N ew E xisting in 2023 1 00L engine 1.000hp per turbo >300L engine >3.500hp per turbo 0. 7 L engine <50hp Light vehicles Commercial vehicles Industrials Garrett MEG line GT 06 GT70 RAM 1500 RHO Gasoline Wastegate : V8 performance on 6 - cylinder Silverado 3.0L Diesel Diesel VNT : torque and fuel economy 54 100% 2026 >90% 2027 >80% 2028 >70% 2029 >60% 2030

Hybrids need advanced turbo tech for highest efficiency

Global advanced hybrids vehicles produced (Million units)[1]



x2
6Mu
13Mu
16Mu
Range Extended Electric Vehicles (REEV) / Series
Plug-In EV (PHEV)
Full Hybrid EV (FHEV)
2025
2030E
2035E

- Turbo penetration of advanced hybrids expected to grow by 7% by 2030[1] and 11% by 2035[1]
- Garrett VNT[2] optimize efficiency of Dedicated Hybrid Engines (DHE)
- E-Turbo and E-Compressor enable advanced combustion on 400V+ hybrids

Win case
Volkswagen ID.ERA 9X REEV



Gasoline VNT

Launching Gen3 Gas VNT optimizing range and cabin comfort of REEVs



Launch in 2026

1 Source: S&P Mobility 04/2026; Advanced hybrids considered are FHEV (Full Hybrid Electric Vehicles), PHEV (Plug In Hybrid Electric Vehicles) and REEV (Range Extended Electric Vehicles)/ Series
2 VNT = Variable Nozzle Turbine

Garrett ADVANCING MOTION 55

© 2026 Garrett Motion Inc.

© 2026 Garrett Motion Inc. T echnology partner to leading C hinese OEMs Technology content increasing Ultimate hybrid ICE efficiency requires advanced turbo technology Wave 2: PHEV VNT 42 - 43% BTE 1 example: BYD 2.0L Denza Z9 GT Wave 3: REEV E - Turbo 48 - 50% BTE 1 Coming soon Wave 1 : RE EV Wastegate ~4 2% BTE 1 example: ChangAn Avatr 11 Chinese OEMs are growing domestically and via exports with Garrett Winning in China across PV, LCV, CV C V P V 56 1 BTE = Brake Thermal Efficiency

© 2026 Garrett Motion Inc. Turbo Diesel resilient in Light Commercial Vehicles 57 2.2L 3.0L diesel 2.0L diesel 2.3L diesel 3.0L 2.0L 0.7L 3.0L 6.7L diesel 2.5L diesel 1.9L 2.4L 1 Ranking based on 2025 results, as per management estimates 2 Source: S&P Mobility 04/2026 Global and diversified presence in LCV #1 Garrett’s global position 1 84% Expected internal combustion engine penetration on LCV by 2030 2 Turbo penetration on LCV diesel 2 ~99%

Commercial Vehicles growing with favorable macro and long-term trends

CV & Industrial turbo engines industry (Mu)[1]



CAGR
3%
6.9
6.0
On-Highway
Non-road
Ind.
2025
2030E
Medium & Heavy Duty trucks, Buses
Construction & Mining
Agriculture
Material handling
Marine
Gensets

Industry recovery and favorable macro trends[2]

- On-highway, construction, agriculture expected to recover from 2024 low point
- **Construction** spend increasing, driven by investment cycles in infrastructure
- **Mining** energy transformation surge, digital, and batteries; capex expected to increase significantly
- **Agriculture** driven by crop prices, population growth, GDP
- **Marine** (high speed engines) growth from transport needs and new regulations
- **Genset** for energy transformation, data center electricity demand growing

Garrett leading across applications and regions

Position worldwide[3]

On-Highway	#2
Construction & Mining	#1
Agriculture	#2
Marine	#2
Gensets	#1



1 Source: KGP 01/2026, management estimates for Genset
2 Public sources
3 Management estimates

Garrett
ADVANCING MOTION

© 2026 Garrett Motion Inc.
58

© 2026 Garrett Motion Inc. Eric Fraysse Aftermarket

© 2026 Garrett Motion Inc. Garrett Aftermarket growth 60 #1 turbo brand 1 >65% of 2025 Aftermarket sales in LCV / CV / Industrial CV and Industrial engine lifecycle >30Y • Largest installed base of 150M turbos • Strong brand, loyal customer base • Distribution model dedicated to turbo, with > 3 7 0 distributors globally 1 Aftermarket ranking based on 2025 sales, as per management estimates

Serving the Garrett turbo growing installed base

Product offering


Garrett

Independent Aftermarket
Same as Original Equipment (OE) product


Garrett

Reman
Cost efficient solution for vehicles over 6Y


Garrett

Reman MaxLife
For vehicles over 15Y

0 Year | 6 Years | 15+ Years

- 3 offerings fitting engine lifecycle
- Original components in all products

Typical automotive vs. turbo distribution model









- Multiple brands
- Buy to sell model
- Pushing sales for a brand
- High cost of sales/ working capital

- Installed base focused
- Technology advice needed
- Turbo centric distributors
- Demand pull / availability at distributors

- Turbo replacement: a significant engine repair
- Agile and efficient Turbo aftermarket distribution

© 2026 Garrett Motion Inc.
61

Garrett
ADVANCING MOTION

Growing beyond turbo replacements


Garrett
ADVANCING MOTION
When Xtreme Power Meets
Xtreme Performance

Performance

For Performance Enthusiasts
Power, Power, and more Power !!!
From 250 to 4000 HP
Most complete Performance Turbo Line up

Motorsport

For Pro Racing Teams
Ferrari F1 Tech partner since 2014
26 consecutive wins at 24H Le Mans

Special Applications

Recreational Industry
Performance & Durability
For Recreational Vehicles, Jetskis & Snowmobiles

Horsepower, Racing & Winning, Excitement Guaranteed!

© 2026 Garrett Motion Inc.
62

Garrett
ADVANCING MOTION

© 2026 Garrett Motion Inc. Sean Deason The way Garrett delivers

© 2026 Garrett Motion Inc. Positioned for profitable growth and cash generation 64 >5% Sales CAGR expected for next decade 14.9% Adjusted EBIT margin 1 2026 midpoint guidance Adjusted Free Cash Flow 1 expected over next 5 years >$2B 1 See appendix for reconciliations of Non - GAAP measures Diversified profitable growth to $5B sales expected by 2030 • Continued share of demand gains from Turbo • $1B of sales expected from Zero Emission Technologies (ZET) • >50% of Sales expected from LCV/ CV/Industrial/AM Industry leading margins and cash generation • Margin expansion from sales shift to LCV/ CV/Industrial/AM • Outperforming peer groups in profitability and cash generation Attractive shareholder returns Targeting return of 75% of Adjusted FCF to shareholders over time: • 44% reduction in share count through buy - backs since the beginning of 2023 • Quarterly dividend since the beginning of 2025

© 2026 Garrett Motion Inc. Addressable industry expansion: expected to grow ~6x by 2035 65 E - Powertrain E - Cooling Compressor Air & Fuel Cell Compressor Turbo Industrial Commercial Vehicles Passenger Vehicles 1 Addressable industry (revenue pool of components provided to OEMs within Garrett’s product families, excluding in house and focused on use cases where high - speed solutions matter), management estimates ~$49B 1 by 2035 ~$7B 1 by 2035 ~$2B 1 by 2035 ~$5B 1 by 2035 ~$5B 1 by 2035 ~$11B 1 by 2035

© 2026 Garrett Motion Inc. 2030 growth profile, targeting $5B by 2030 with >50% from CV / Industrial / AM Garrett Sales by end - use $ Billions >50% Sales from LCV / CV / Industrial / Aftermarket by 20 30 >$500M targeted 2030 Industrial sales Industrial sales CAGR expected over the next decade > 2 0% >5% 2025 2030 E 2035 E 3.6 B ~ 5 B >6 B Passenger Vehicles LCV Industrial Aftermarket >50% 66 CAGR

© 2026 Garrett Motion Inc. Average selling price uplift from industry transition Industrial 2 Passenger Vehicles 2 Commercial Vehicles 2 x3 x 6 x1.3 x3 - 4 Average Selling Price (ASP) per Turbo $100 - 400 x1 - 2 x1 0 - 50 x 4 - 10 x5 - 15 x 20 - 50 x7 - 8 x10 - 15 x2 - 3 x2 - 2.5 x 5 - 25 0 Advanced Turbo Tech E - Turbo VNT Wastegate 1 Core Turbo Tech Zero Emission Tech Air & Fuel Cell Compressor E - Powertrain E - Cooling Compressor 1 Including Garrett MEG product line 2 “ x ” = Average Selling Price multiplier per turbo vs. Passenger Vehicle Wastegate 67

© 2026 Garrett Motion Inc. Financial performance track record ~75% Adjusted FCF conversion 1 < 5% RD&E % of sales < 3% CAPEX % of sales <20% Cash Tax rate <2x Net leverage 68 2021 to 2026E Adj. EBIT 1 and Adj. FCF 1 Performance Garrett financial framework $508 $475 $531 $485 $510 $560 2021 2022 2023 2024 2025 2026E Adj. FCF conversion 1 Adj. EBIT 1 and margin 1 $ Millions 72% 66% 79% 74% 79% 74% 14.0% 13.2% 13.7% 14.0% 14.2% 14.9% Supply Chain Disruptions War & Inflation Tariffs 1 See appendix for reconciliations of Non - GAAP measures Delivering consistent financial performance across cycles

© 2026 Garrett Motion Inc. Cost discipline and flexibility for margins and cash generation 69 >5% Average annual cost productivity >80% Variable cost structure CAPEX % of sales <3% RD&E % of sales <5% • Lean and process driven with focus on plant & fixed cost reductions • Optimized supply base with >80% purchased from best cost locations • Continuous decrease of RD&E spend required per turbo • Leading capabilities with high transferability between products • Efficient manufacturing approach driving low capital spend • Asset light model with low depreciation • Compact and flexible global footprint with 13 manufacturing plants • 85% of capacity in best cost countries

© 2026 Garrett Motion Inc. Superior profitability and cash generation 2025 Adj. EBITDA Margin 1,3 Garrett CV - focused Broader Industrials 17.7% 17.4% 21.6% 202 5 Adj. FCF Yield 2,3 Garrett CV - focused Broader Industrials 7.2% 6.2% 2.8% 70 2025 Adj. EBIT Margin 1,3 Garrett CV - focused Broader Industrials 14.2% 13.2% 19.4% Composition of CV focused and broader industrial groups in Appendix 1 Source: Bloomberg as of May 12, 2026 and company actuals 2 Source: Bloomberg and company actuals. Market capitalization and share price as of May 12, 2026. FCF and share count based on D ecember 31, 2025 figures. 3 See appendix for reconciliations of Non - GAAP measures

© 2026 Garrett Motion Inc. Additional valuation upside >50% Sales expected from LCV / CV / Industrial / Aftermarket by 2030 >$5 0 0M 2030 targeted Industrial sales Industrial sales expected CAGR over the next decade >20% 71 EV 1 / 2025 Adj. EBIT 2,3 13.5x 14.3x 20.8x Garrett CV - focused Broader Industrials EV 1 / 2025 Adj. EBITDA 2,3 10.8x 10.3x 18.7x Garrett CV - focused Broader Industrials 1 Enterprise Value 2 Source: Bloomberg and company actuals. Market capitalization and share price as of May 12, 2026. EBIT, EBITDA and share count b ased on December 31, 2025 figures 3 See appendix for reconciliations of Non - GAAP measures

© 2026 Garrett Motion Inc. Returning a significant portion of Adj. Free Cash Flow to shareholders ~75% Targeted Adj. FCF return to shareholders over time 44% Share count reduction since the beginning of 2023 Net leverage <2.0x 72 Continuous Share Count Reduction 1 333 264 243 238 227 221 215 206 204 202 195 191 188 Mar - 23 Jun - 23 Sep - 23 Dec - 23 Mar - 24 Jun - 24 Sep - 24 Dec - 24 Mar - 25 Jun - 25 Sep - 25 Dec - 25 Mar - 26 44% Million shares outstanding >$1.4B returned to shareholders since 2023 ($M) 2023 2024 2025 Q1 2026 YTD Preferred A shares buy back Common shares buy back Common shares dividends 213 296 52 208 87 570 16 1 3 Includes Preferred A shares on an as - converted basis for periods prior to conversion

© 2026 Garrett Motion Inc. Olivier Rabiller Closing remarks

© 2026 Garrett Motion Inc. Accelerating expansion through technology in Commercial Vehicles & Industr ial New product ramp - up s New product awarded Customer Testing E - Powertrain E - Cooling Compressor Air & Fuel Cell Compress or Turbo Core Garrett portfolio Building HVAC Data Center Cooling Battery Energy Storage Manufacturing Commercial Vehicles 1 Passenger Vehicles Target SOP 2027 Marine, Energy Generation 1 Includes Light Commercial Vehicles (e.g. pick - up trucks and vans), On - Highway applications (e.g. buses, medium and heavy duty trucks), and Non - road machinery (e.g. mining trucks, construction equipment, agricultural equipment) 74 Target SOP 2027 Target SOP 2027 Target SOP 2027 Target SOP 2027

Accelerating a diversified, long-term growth portfolio

1 Propelling growth
>5% CAGR expected over next 10 years

2 Powering a differentiated technology portfolio
~$1B sales beyond turbo expected by 2030 and ~$2.5B by 2035

3 Ramping up in Zero Emission Tech for mobility
Full portfolio anticipated to be launched by 2027

4 Expanding further into Industrial compression
Energy infrastructure, HVAC & air compression

5 Leading a resilient turbo industry[1]
Turbo sales expected to be greater in 2035 than in 2025

6 Consistently delivering
Best-in-class performance and continuous transformation

1 Turbo ranking based on 2025 results, as per management estimates

© 2026 Garrett Motion Inc.
75

Garrett
ADVANCING MOTION

© 2026 Garrett Motion Inc. >$5B Annual sales expected by 2030 >50% from CV/LCV/Ind/AM expected by 2030 >$2B Targeted Turbo LCV / CV / Industrial / AM sales from 2030 >$2B Targeted Turbo PV beyond 2030 >$500M Annual Industrial sales expected by 2030 ~$1B Expected from Zero Emission Technologies by 2030 Diversified growth expected with >5% CAGR expected for the next 10 years 76 Differentiated Technology Superior Customer Experience Optimized and Integrated Supply Chain Best - in - class Financial Performance

© 2026 Garrett Motion Inc.

© 2026 Garrett Motion Inc. Welcome to the technology exhibit

© 2026 Garrett Motion Inc. Location of the technology exhibits 1. Industrial • Turbo • Compression 2. Aftermarket, Racing & Performance 3. Automotive • E - Powertrain • Mobility Compressor • E - Boosting • Passenger Vehicle Turbo • Commercial Vehicle Turbo 2 . 3 . 1. On the ground floor: 79

© 2026 Garrett Motion Inc. Appendix 80

Garrett acronym glossary

A-H

Acronym	Full name / meaning
AM	Aftermarket
ASP	Average Selling Price
BEV	Battery Electric Vehicle
BESS	Battery Energy Storage System
BTE	Brake Thermal Efficiency
CAGR	Compound Annual Growth Rate
CRAC	Computer Room Air Conditioning
CV	Commercial Vehicles
DHE	Dedicated Hybrid Engine
EMC	Electromagnetic Compatibility
E-Compressor	Electric Compressor
E-Cooling	Electric Cooling Compressor
E-Powertrain (E-PWT)	Electric Powertrain
E-Turbo	Electric Turbocharger
EV	Electric Vehicle
FCC	Fuel Cell Compressor
FHEV	Full Hybrid Electric Vehicle
GWP	Global Warming Potential
H2	Hydrogen
H2ICE	Hydrogen Internal Combustion Engine
HVAC	Heating, Ventilation and Air Conditioning

I-Z

Acronym	Full name / meaning
ICE	Internal Combustion Engine
JV	Joint Venture
LCV	Light Commercial Vehicles
LV	Light Vehicles
MPC	Model Predictive Control
Mu	Million units
OE	Original Equipment
OEM / OEMs	Original Equipment Manufacturer(s)
PHEV	Plug-in Hybrid Electric Vehicle
PV	Passenger Vehicles
R&D	Research and Development
RD&E	Research, Development & Engineering
REEV	Range Extended Electric Vehicle
RPM	Revolutions Per Minute
RTU	Rooftop Unit
SOP	Start of Production
TCO	Total Cost of Ownership
T-Pen	Turbo Penetration
VNT	Variable Nozzle Turbine
ZET	Zero Emission Technologies
ZEV	Zero Emission Vehicles

© 2026 Garrett Motion Inc.
81
81
Garrett
ADVANCING MOTION

© 2026 Garrett Motion Inc. Explanatory notes Charts on Slide 70 - 71: CV - focused: Allison Transmission, Cummins, Gates, Knorr Bremse, SAF - Holland Broader Industrials: Accelleron , Carrier, Johnson Controls, Lennox, SPX, Trane 82

© 2026 Garrett Motion Inc. Addressable industry expansion: expected to grow ~3x by 2030 83 E - Powertrain E - Cooling Compressor Air & Fuel Cell Compressor Turbo Industrial Commercial Vehicles Passenger Vehicles 1 Addressable industry (revenue pool of components provided to OEMs within Garrett’s product families, excluding in house and f ocu sed on use cases where high - speed solutions matter), management estimates ~$ 19 B 1 by 203 0 ~$ 6 B 1 by 203 0 ~$2B 1 by 203 0 ~$ 7 B 1 by 203 0 ~$ 6 B 1 by 203 0 ~$ 5 B 1 by 203 0

© 2026 Garrett Motion Inc. Reconciliations 84

© 2026 Garrett Motion Inc. Reconciliation of Net Income to Adjusted EBIT, Adjusted EBITA, Consolidated EBITDA and Related Ratios (1) Relates to qualifying expenses such as costs of public company registration, listing and compliance, facility start - up and t ransition costs and other non - recurring expenses as defined under our credit agreement 85

© 2026 Garrett Motion Inc. Reconciliation of Cash Flow from Operations to Adjusted Free Cash Flow and Related Ratios 86

© 2026 Garrett Motion Inc. Reconciliation of Net Leverage Ratio (1) Defined as Net debt divided by Consolidated EBITDA Reconciliation of Market Capitalization, Enterprise Value and Related Ratios (1) Based on 190,556,297 shares of Common Stock outstanding as of December 31, 2025, and the Common Stock closing share price of $29.57 as of May 12, 2026. 87